Deferred income taxes	12 Months Ended
Dec. 31, 2021
Deferred income taxes [Abstract]
Deferred income taxes
8.    Deferred income taxes

At December 31, 2021, the Group had unused net losses of $10 million (2020: $835 thousand). In order to utilize any of these unused losses, the Group would need to be regarded as carrying on a trade for Irish corporate tax purposes. Once regarded as carrying on a trade and subject to other conditions being met, such as, that the related expenses giving rise to the losses are tax deductible, the unused tax losses can be carried forward indefinitely against future trading income. On this basis, the Group has concluded that no deferred tax assets at December 31, 2021 or 2020 should be recognized. There is no certainty that we will generate sufficient taxable profits within the required timeframe to be able to utilize these tax loss carry-forwards in full.